Exhibit 10.10

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is made and executed as of December __, 2021, by and among (i) NEXT FRONTIER HOLDINGS, INC., a Delaware corporation (the “Company”), (ii) JUPITER WELLNESS, INC., a Delaware corporation (the “Senior Creditor”), and (iii) RICHARD TURASKY, an individual (individually and in his capacity as Representative for the Investors, each as defined below, the “Subordinated Creditor”).

W I T N E S S E T H:

WHEREAS, the Company has previously issued one or more Senior Secured Convertible Promissory Notes (the “Subordinated Notes”) in favor of multiple investors (as indicated on the signature pages to the Notes, collectively, the “Investors”) on or about February 2021 in the aggregate principal amount of $20,000,000;

WHEREAS, in connection with the issuance of the Subordinated Notes, the Company has entered into a Security Agreement, dated February __, 2021, by and between the Company and the Investors (the “Subordinated Security Agreement”), pursuant to which the Company has granted a security interest in all of its assets to the Investors;

WHEREAS, pursuant to the Subordinated Security Agreement, the Investors have appointed the Subordinated Creditor as the “Representative” (as defined in the Security Agreement) of the Investors and have granted the Subordinated Creditor with the right to enter into this Agreement and, on behalf of the Investors, subordinate the interests of the Investors to the interests of the Senior Creditor;

WHEREAS, in connection with the Subordinated Notes and the Subordinated Security Agreement, certain obligations shall continue to be owed by the Company to the Investors and the Subordinated Creditor (together with any and all obligations owing by the Company to the Investors and the Subordinated Creditor now existing, existing pursuant to the Subordinated Notes and the Subordinated Security Agreement, or otherwise existing, collectively, the “Existing Obligations”);

WHEREAS, the Company has entered into a Secured Note Purchase Agreement, dated on or about the date hereof (the “Purchase Agreement”), by and among the Company, as borrower, and Senior Creditor, as lender, pursuant to which a Secured Promissory Note (the “Senior Note”) was issued by the Company in favor of the Senior Creditor and certain principal amounts were advanced by the Senior Creditor to the Company;

WHEREAS, all of the Company’s obligations to Senior Creditor under the Purchase Agreement are secured by (i) that certain Security Agreement, dated as of even date with the Purchase Agreement, made by and between the Company and Senior Creditor (the “Security Agreement”), which such Security Agreement provides to Senior Creditor a continuing and unconditional security interest (“Senior Creditor’s Security Interest”) in the “Collateral” (as used in this Agreement, such term shall have the meaning ascribed to it in the Security Agreement, collectively in the aggregate) of the Company; and

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WHEREAS, the Subordinated Creditor has agreed to subordinate, on behalf of itself and the Investors: (i) all of the Company’s indebtedness and obligations owing to the Subordinated Creditor and the Investors, including, but not limited to, the Existing Obligations, except such of Subordinated Creditor’s and Investor’s existing debt or obligations consented to in writing by Lender following the date hereof on a case by case basis (the “Subordinated Debt”); and (ii) all of the Subordinated Creditor’s and Investor’s security interests of any nature or kind in the Company’s property and assets, to the “Senior Debt” (as hereinafter defined) and to Senior Creditor’s Security Interest, all as more specifically hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Company, Senior Creditor and the Subordinated Creditor do hereby agree as follows:

1. Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by reference. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the same meanings ascribed to such terms in the Purchase Agreement. The term “Obligations” shall have the meaning set forth in the Security Agreement.

2. Subordination. Until the Obligations and all other obligations of any nature or kind of the Company to Senior Creditor under the Purchase Agreement or any Transaction Agreement (as defined in the Purchase Agreement), whether now existing or hereafter arising, together with all costs of collection (including attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings) (collectively, the “Senior Debt”) are indefeasibly paid in full (hereinafter referred to as a “Discharge” or as the Senior Debt being “Discharged”), the Subordinated Creditor, on behalf of the Investors, does hereby subordinate: (i) any right to payment or distribution by or on behalf of the Company, directly or indirectly, of assets of the Company of any kind or character for or on account of the Subordinated Debt; and (ii) any and all security interests, liens, charges, encumbrances or other interests that the Subordinated Creditor or the Investors may have or obtain at any time in any assets of the Company to secure the Subordinated Debt (the “Existing Liens”), to the prior payment in full of the Senior Debt, and to Senior Creditor’s Security Interest in the Collateral, and the Subordinated Creditor agrees, on behalf of itself and the Investors, that until such time as the Senior Debt has been Discharged, any and all Existing Liens shall be junior and subordinate to Senior Creditor’s Security Interest, and Senior Creditor’s Security Interest shall be first, senior and prior to each of the Existing Liens. The priority specified in the preceding sentence shall be applicable irrespective of the dates, times or order of attachment or perfection of the Existing Liens, the time or order of filing of any Existing Liens, the time or order of filing of any financing statements relating to any of the Existing Liens, the time or order of obtaining control or possession, the giving or failure to give notice of the acquisition or expected acquisition of any purchase money liens, the failure to perfect or maintain the perfection or priority of Senior Creditor’s Security Interest or the failure of Senior Creditor to obtain control or possession of any Collateral. The Subordinated Creditor, on behalf of itself and the Investors, to the fullest extent permitted by applicable law, waive as to Senior Creditor, any requirement regarding, and agree not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right that may otherwise be available to the Subordinated Creditor or the Investors under applicable law with respect to any Collateral.

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3. Payment; Enforcement. Until such time as the Senior Debt is Discharged, the Subordinated Creditor and the Investors will not demand or receive from the Company, and the Company will not pay to the Subordinated Creditor or the Investors, all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise. Notwithstanding the occurrence or non-occurrence of an Event of Default, at no time until the Senior Debt is Discharged will the Subordinated Creditor or the Investor exercise any remedy with respect to any of the Existing Liens against any assets or property of the Company, nor will the Subordinated Creditor or any Investor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company. Notwithstanding the foregoing, nothing in this Section shall prohibit the Subordinated Creditor or any Investor from converting the indebtedness owing under the Subordinated Notes into equity of the Company.

4. Subordination Upon Any Distribution of Assets of the Company. In the event of any payment or distribution of assets of the Company of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to the Company, or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of the Company, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid in full and in cash, or payment provided for in cash or in cash equivalents, before any payment or distribution is made on account of the Subordinated Debt; and (ii) to the extent permitted by applicable law, any payments or distributions on account of the Subordinated Debt to which the Subordinated Creditor or any Investor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Senior Creditor for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Senior Creditor in respect of such Senior Debt.

5. Payment Over to Senior Creditor. In the event that any payments or distributions on account of the Subordinated Debt or in any way relating to the Collateral or any assets or property of the Company shall be received in contravention of this Agreement by the Subordinated Creditor or any Investor before all Senior Debt is Discharged, such payments or distributions shall be held in trust for the benefit of Senior Creditor and shall be immediately paid over or delivered to Senior Creditor, in the same form as received, with any necessary endorsements, for application to the payment of the Senior Debt remaining unpaid, after giving effect to any concurrent payments or distributions to Senior Creditor in respect of the Senior Debt.

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6. Release of Collateral Upon Permitted Collateral Sale. In connection with any sale, lease, exchange, transfer or other disposition of Collateral or any other assets of the Company by Senior Creditor, the Subordinated Creditor on behalf of itself and the Investors hereby agrees: (i) that upon the written request of Senior Creditor with respect to the Collateral or other assets subject to such sale or other disposition (which written request shall specify the proposed closing date), release or otherwise terminate any Existing Liens on such Collateral or other assets; (ii) to promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”) and take such further actions as Senior Creditor shall reasonably require in order to release and/or terminate the Existing Liens or any other claims that the Subordinated Creditor or any Investor may have on the Collateral or any other assets of the Company subject to such sale or other disposition; provided that no such Release Documents shall be filed or become effective until the closing of such sale or other disposition; and (iii) shall be deemed to have consented under the documents evidencing the Existing Obligations to such sale or disposition free and clear of such Existing Liens or other claims or security interests the Subordinated Creditor or any Investor may have and to have waived the provisions of the documents evidencing the Existing Obligations to the extent necessary to permit such transaction.

7. Authorization to Senior Creditor. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any of the Company or their property that constitutes a default or Event of Default under the Purchase Agreement or any of the Transaction Agreements: (i) Senior Creditor is hereby irrevocably authorized and empowered (in the name of the Subordinated Creditor or any Investor or otherwise), to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt on the terms and conditions provided herein and give acquittance therefor and to file claims and proofs of claim and take such other actions (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Senior Creditor hereunder (but in no event shall Senior Creditor have any obligation to take any such actions); and (ii) the Subordinated Creditor on behalf of itself and the Investors shall promptly take such action as Senior Creditor reasonably may request to effectuate the provisions of this Agreement: (A) to collect the Subordinated Debt for the account of Senior Creditor and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to Senior Creditor such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt consistent with the terms of this Agreement; and (C) to collect and receive any and all payments and distributions on account of the Subordinated Debt as provided herein until the Senior Debt is Discharged.

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8. Power of Attorney. The Subordinated Creditor, on behalf of itself and the Investors, hereby irrevocably constitutes and appoints Senior Creditor, and any agent or representative of Senior Creditor, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Subordinated Creditor and the Investors and in the name of the Subordinated Creditor and the Investors or in Senior Creditor’s own name, from time to time in Senior Creditor’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all action and to execute any and all documents and instruments, in each case, which may be necessary or commercially reasonable and appropriate to accomplish the purposes of this Agreement, including any Release Documents, such power of attorney being coupled with an interest and irrevocable. The Subordinated Creditor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section. No Person to whom this power of attorney is presented, as authority for Senior Creditor to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Subordinated Creditor or any Investor as to the authority of Senior Creditor to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to Senior Creditor the authority to take and perform the actions contemplated herein.

9. Certain Agreements of the Subordinated Creditor.

(a) No Benefits. The Subordinated Creditor, on behalf of itself and the Investors, understands that there are various agreements between Senior Creditor and the Company evidencing and governing the Senior Debt, and the Subordinated Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on the Subordinated Creditor or the Investors, and that Senior Creditor shall not have any obligation to the Subordinated Creditor or the Investors, or any other parties, to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference. The Subordinated Creditor, on behalf of itself and the Investors, acknowledges that the Company has granted to Senior Creditor security interests in all of the Collateral, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Senior Creditor in accordance with applicable law and the terms of the Purchase Agreement and other Transaction Agreements.

(c) Reliance by Senior Creditor. The Subordinated Creditor, on behalf of itself and the Investors, acknowledges and agrees that Senior Creditor has relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in consenting to any other financial accommodations by the Subordinated Creditor or any Investor to the Company.

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(d) Obligations of Company Not Affected. The Subordinated Creditor, on behalf of itself and the Investors, hereby agrees that at any time and from time to time, without notice to or the consent of the Subordinated Creditor or any Investor, without incurring any responsibility or obligation to the Subordinated Creditor or any Investor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Senior Creditor hereunder: (i) the time for Company’s performance of or compliance with any of its agreements contained in the Purchase Agreement or any other Transaction Agreement may be extended or such performance or compliance may be waived by Senior Creditor; (ii) the agreements of Company under the Purchase Agreement and other Transaction Agreements may from time to time be modified by Senior Creditor and Company for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of the respective parties thereunder; (iii) the manner, place, or terms for payment of the Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part, all in accordance with the terms of the Purchase Agreement and all other Transaction Agreements; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement between the Company and Senior Creditor; (v) any Collateral may be sold, exchanged, released, or substituted and any of Senior Creditor’s Security Interest may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any guarantor or obligor or other person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Company, any other party, or with respect to any Collateral, may be exercised by Senior Creditor (or Senior Creditor may waive or refrain from exercising such rights).

(e) Rights of Senior Creditor Not to Be Impaired. No right of Senior Creditor to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by the Company or Senior Creditor hereunder or under or in connection with the Purchase Agreement or any of the Transaction Agreements, or by any noncompliance by the Company with the terms and provisions and covenants herein, in the Purchase Agreement, or in any other Transaction Agreement, regardless of any knowledge thereof Senior Creditor may have or otherwise be charged with.

(f) Financial Condition of the Company. The Subordinated Creditor and the Investors shall not have any right to require Senior Creditor to obtain or disclose any information with respect to: (i) the financial condition or assets or liabilities of the Company, or the ability of the Company to pay the Senior Debt, or perform their respective obligations under the Purchase Agreement or other Transaction Agreements; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Senior Creditor or any other party; or (vi) any other matter, fact, or occurrence whatsoever, except that Senior Creditor agrees to provide written notice of any default or Event of Default by Company under the Purchase Agreement or any of the Transaction Agreements, provided, however, that no rights or benefits conferred upon Senior Creditor by this Agreement or under the Purchase Agreement or any of the Transaction Agreements shall be impaired or adversely affected by any failure of Senior Creditor to provide such notice.

10. Restrictions on Transferability of Subordinated Debt. The Subordinated Creditor, on behalf of itself and the Investors, agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement; provided, however, the Subordinated Creditor shall have the right to transfer or assign the Subordinated Debt, or any portion thereof, so long as a condition precedent to such transfer or assignment, the transferee or assignee shall execute and deliver to Senior Creditor a subordination agreement substantially in the same form as this Agreement with respect to such transferred portion of the Subordinated Debt.

11. Authorization. The Subordinated Creditor hereby represents and warrants that it has the authority to execute this Agreement and subordinate the rights and interests of the Investors as contemplated hereby.

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12. Miscellaneous.

(a) Subrogation. The Subordinated Creditor, on behalf of itself and the Investors, hereby agrees that until the Senior Debt is Discharged, it shall waive any claims and shall not exercise any right or remedy, direct or indirect, arising by way of subrogation or otherwise, against the Company.

(b) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Company and the Subordinated Creditor and the Investors until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the Company.

(c) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Company shall be rescinded or must otherwise be restored or returned by Senior Creditor, whether as a result of an Insolvency Event or otherwise.

(d) Obligations of the Company Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor and the Investors, on the one hand, and of Senior Creditor, on the other hand, with respect to the obligations of the Company to Senior Creditor and the Subordinated Creditor and the Investors.

(e) Further Assurances and Additional Acts. The Subordinated Creditor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Senior Creditor reasonably shall deem necessary to effectuate the purposes of this Agreement, and promptly provide Senior Creditor with evidence of the foregoing reasonably satisfactory to Senior Creditor.

(f) Entire Agreement. This Agreement: (i) is valid, binding and enforceable against the Subordinated Creditor, the Investors and Company in accordance with its terms and provisions and no conditions exist as to its legal effectiveness; and (ii) constitutes the entire agreement between the parties with respect to the subject matter hereof. No promises, either expressed or implied, exist between Senior Creditor, the Subordinated Creditor and Company, unless contained herein. This Agreement is the result of negotiations between the Subordinated Creditor, Company and Senior Creditor and has been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and is the product of all parties. Accordingly, this Agreement shall not be construed more strictly against Senior Creditor merely because of Senior Creditor’s involvement in its preparation.

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(g) Amendments; Waivers. No delay on the part of Senior Creditor in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Senior Creditor of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by Senior Creditor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights and remedies of Senior Creditor under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Senior Creditor provided by law.

(h) MANDATORY FORUM SELECTION. THE SUBORDINATED CREDITOR, ON BEHALF OF ITSELF AND THE INVESTORS, AND THE COMPANY IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW YORK LAW. THE SUBORDINATED CREDITOR, ON BEHALF OF ITSELF AND THE INVESTORS, AND THE COMPANY HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

(i) Governing Law. This Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

(j) WAIVER OF JURY TRIAL. THE SUBORDINATED CREDITOR, ON BEHALF OF ITSELF AND THE INVESTORS, THE COMPANY AND SENIOR CREDITOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SENIOR CREDITOR, THE SUBORDINATED CREDITOR, THE INVESTORS AND THE COMPANY ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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(k) Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(l) Binding Effect. This Agreement shall become effective upon execution by the parties hereto and shall be binding on the parties hereto and their respective successors and assigns.

(m) Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(n) Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this Agreement or any other Transaction Agreement maintained by Senior Creditor shall be deemed to be originals thereof for all purposes.

(o) Costs, Fees and Expenses. The Company shall pay or reimburse Senior Creditor for all reasonable costs, fees and expenses incurred by Senior Creditor or for which Senior Creditor becomes obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’ fees, costs and time charges of counsel to Senior Creditor throughout all court levels.

(p) Termination. This Agreement shall not terminate until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full in accordance with the provisions hereof.

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(q) Specific Performance. Senior Creditor is hereby authorized to demand specific performance of this Agreement, whether or not the Company shall have complied with any of the provisions hereof applicable to them, at any time when the Subordinated Creditor or any Investor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor, on behalf of itself and the Investors, hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(r) Authority. Each party hereby represents and warrants to the others that each party has the requisite power and authority to enter into this Agreement and otherwise to carry out its respective obligations hereunder (including, but not limited to, the Subordinated Creditor’s rights to enter into this Agreement on behalf of itself and the Investors as Representative and bind the Investors in accordance herewith), and that the execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of each party, respectively and as applicable, and that the person executing this Agreement on behalf of each party has been fully authorized to do so in accordance with applicable law and the governing documents of each party.

[Signatures on the following page]

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IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

Subordination Agreement – Signature Page